                                                                      EXHIBIT 32


                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q (the "Form 10-Q") of Time Warner Inc., a Delaware corporation (the "Company"), for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

         1. the Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated:  November 6, 2003
                                    /s/ Richard D. Parsons
                                    ---------------------------
                                    Richard D. Parsons
                                    Chief Executive Officer
                                    Time Warner Inc.



Dated:  November 6, 2003
                                    /s/ Wayne H. Pace
                                    --------------------------
                                    Wayne H. Pace
                                    Chief Financial Officer
                                    Time Warner Inc.



         This certificate accompanies this Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and will not be deemed "filed" by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. This certificate will not be deemed to be incorporated by reference into any filing, except to the extent that the Company specifically incorporates it by reference.